UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ConnectM Technology Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On April   , 2025
Dear Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”), to be held on April   , 2025, at 9:00 a.m. Eastern Time. The Special Meeting will be held at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112. As always, we encourage you to vote your shares prior to the Special Meeting.
You are being asked to vote on the following matters:
1.   To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 25,000,000 shares of Company common stock, par value $0.0001 per share (the “Common Stock”) issuable to YA II PN, LTD, pursuant to the Standby Equity Purchase Agreement dated as of December 17, 2024 (the “SEPA”) by and between the Company and YA II PN, LTD. (the “Shares”); (“Proposal 1” or the “Share Issuance Proposal”).
2.   To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-8 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 2” or the “Reverse Stock Split Proposal”).
3.   To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 3” or the “Adjournment Proposal”).
These items of business are more fully described in the Proxy Statement accompanying this notice.
The record date for the Special Meeting is March   , 2025. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Special Meeting) and obtain a “legal proxy” in order to be able to participate in or vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April   , 2025 at 9:00 a.m. Eastern Time at the offices of Sheppard Mullin Richter & Hampton, 30
Rockefeller Plaza, New York, NY 10112.
The Company’s Notice and proxy materials are available at https://www.cstproxy.com/connectm/ [2025].
By Order of the Board of Directors
/s/ Bhaskar Panigrahi
Bhaskar Panigrahi
Chief Executive Officer
Marlborough, Massachusetts
March   , 2025

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting at the Special Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing the completed proxy card as promptly as possible in order to ensure your representation at the Special Meeting. Voting instructions are printed on your proxy card.
Even if you have voted by proxy, you may still vote at the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must follow the instructions from such organization and obtain a proxy issued in your name from that record holder.

ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held on April   , 2025
The ConnectM Technology Solutions, Inc. board of directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”) of ConnectM Technology Solutions, Inc., a Delaware corporation (sometimes referred to as “we,” “us,” the “Company” or “ConnectM”) to be held at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112, on April   , 2025, at 9:00 a.m. Eastern Time, and any one or more adjournments or postponements thereof.
This Proxy Statement (including the Notice of Special Meeting of Stockholders) is first being made mailed to stockholders beginning on or about March   , 2025.
Stockholders of record at the close of business on March   , 2025 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, there were [     ] shares of common stock, par value $0.0001 per share (the “Common Stock”) outstanding. A list of stockholders entitled to vote at the Special Meeting will be available for examination by stockholders for any purpose germane to the Special Meeting for ten days before the Special Meeting during normal business hours at our address above.
MEETING AGENDA
Proposals	Page	Board Recommendation
Proposal 1: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 25,000,000 shares of Common Stock that are issuable to YA II PN, LTD, pursuant to the Standby Equity Purchase Agreement dated as of December 17, 2024 (the “SEPA”) by and between the Company and YA II PN, LTD. (the “Shares”); (“Proposal 1” or the “Share Issuance Proposal”).	7	For
Proposal 2: To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-8 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 2” or the “Reverse Stock Split Proposal”).	11	For
Proposal 3: To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 3” or the “Adjournment Proposal”).	17	For

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Where and when is the Special Meeting?
The Special Meeting will be held on April   , 2025, at 9:00 a.m. Eastern Time. The Special Meeting will be held at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112.
Please note that space limitations make it necessary to limit attendance of the Special Meeting to our stockholders. Registration and seating will begin at 8:00 a.m. Shares of common stock can be voted at the Special Meeting only if the holder thereof is present in person or by valid proxy.
For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. If you do not plan on attending the Special Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Special Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Special Meeting. Your vote is very important.
Who can vote at the Special Meeting?
On the Record Date, there were [     ] shares of Common Stock outstanding and entitled to vote. Only stockholders of record on the Record Date will be entitled to vote at the Special Meeting.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, dealer or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your voting instruction form, and you wish to vote prior to or at the Special Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
How many votes do I have?
On the matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What am I voting on?
There are two matters scheduled for a vote:
Proposal 1:   To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 25,000,000 shares of Company common stock, par value $0.0001 per share (the “Common Stock”) issuable to YA II PN, LTD, pursuant to the Standby Equity Purchase Agreement dated as of December 17, 2024 (the “SEPA”) by and between the Company and YA II PN, LTD. (the “Shares”); (“Proposal 1” or the “Share Issuance Proposal”).
Proposal 2:   To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-8 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 2” or the “Reverse Stock Split Proposal”).
Proposal 3:   To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 3” or the “Adjournment Proposal”).
What if another matter is properly brought before the Special Meeting?
The Board does not know of any other matters to be brought before the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.
How do I vote?
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record on the Record Date, you may vote at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote during the meeting even if you have already voted by proxy.
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VOTE BY INTERNET:   To vote through the internet, go to https://www.cstproxy.com/connectm/ [2025] to complete an electronic proxy card. You will be asked to provide the control number from your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials. Your internet vote must be received by 11:59 p.m., Eastern Time on April   , 2025 to be counted.

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VOTE BY PHONE:   To vote over the telephone, dial toll-free using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the voting instruction form or proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on April   , 2025 to be counted. Telephone instructions are as follows:

Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID:
[      ]#

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VOTE BY PROXY CARD:   To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

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VOTE IN PERSON:   Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other agent, you should have received the these proxy materials or voting instruction form containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” Proposal 1, “For” Proposal 2, and “For” Proposal 3. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in “street name” and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter.
Although our shares are not listed with the NYSE, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non- routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.
Proposal 1 (the Share Issuance Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.
Proposal 2 (the Reverse Stock Split Proposal) is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 2. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 2.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other securities intermediary cannot vote the shares for such matter. When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a separate matter is deemed “non-routine” and the broker, bank or other securities intermediary holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non- routine” matter being considered and has not received instructions from the beneficial owner. Such un-voted shares on “non-routine” matters are counted as broker non-votes.
Because the NYSE has determined that Proposal 1 (the Share Issuance Proposal) is considered to be “non-routine”, we do not anticipate any broker non-votes with respect to Proposal 1 at the Special Meeting. Accordingly, it is particularly important that beneficial owners instruct their bank, broker or agent how they wish to vote their shares for the Share Issuance Proposal.
Proposal 2 (the Reverse Stock Split Proposal) is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 2. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 2.
Accordingly, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker or bank by the deadline provided in the materials you receive from your broker or bank.
Who is paying for this proxy solicitation?
ConnectM will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $6,750 in total. If you have any questions regarding this proxy statement, you may contact Advantage Proxy Toll-Free at 877-870-8565, Collect at 206-870-8565 and by Email at KSmith@advantageproxy.com.
What does it mean if I receive more than one proxy?
If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to: ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752, Attention: Secretary.

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You may vote during the Special Meeting which will be hosted at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112. Simply attending the Special Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Special Meeting.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent you should follow the instructions provided by your broker, bank, or other agent.
How are votes counted?
Each share of our Common Stock you own entitles you to one vote. The inspector of elections will count votes for the meeting.
With respect to Proposal 1 (the Share Issuance Proposal) and Proposal 2 (the Reverse Stock Split Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions.
Abstentions will not be counted towards the vote total and will have no effect on Proposal 1 (the Share Issuance Proposal) and Proposal 2 (the Reverse Stock Split Proposal).
We have been advised by the NYSE that Proposal 1 (the Share Issuance Proposal) is considered “non- routine” under NYSE rules, and accordingly, your broker may not vote your shares on this proposal without instructions from you. Therefore, we do not anticipate any “broker non-votes” with respect to Proposal 1 at the Special Meeting.
With respect to Proposal 2 (the Reverse Stock Split Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions. We have been advised by the NYSE that Proposal 2 (the Reverse Stock Split Proposal) is considered “routine” under NYSE rules, and accordingly, your broker may vote your shares on this proposal without instructions from you. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal.
With respect to Proposal 3 (the Adjournment Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions. We have been advised by the NYSE that Proposal 3 (the Adjournment Proposal) is considered “routine” under NYSE rules, and accordingly, your broker may vote your shares on this proposal without instructions from you. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal.
What vote is required for adoption or approval of the proposal and how will votes be counted?
The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions.
Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes (if any)	Board Recommendation
1	Share Issuance Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
2	Reverse Stock Split Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	AGAINST	AGAINST	FOR
3	Adjournment Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	AGAINST	AGAINST	FOR

What Happens if Proposal 1 is approved at the Special Meeting?
If Proposal 1 is approved at the Special Meeting, the Company will be permitted to issue up to an aggregate of 25,000,000 shares of Company Common Stock that are issuable to YA II PN, LTD, pursuant to the Standby Equity Purchase Agreement dated as of December 17, 2024 (the “SEPA”) by and between the Company and YA II PN, LTD. (the “Shares”). For additional information, please see “Proposal 1 —  Potential Effects of Approval of this Proposal” below.
What Happens if Proposal 1 is not approved at the Special Meeting?
If Proposal 1 is not approved at the Special Meeting, then the Investor shall not have the obligation to purchase common shares under the SEPA to the extent that after giving effect to such purchase and sale the aggregate number of common shares issued under the SEPA would exceed 19.99% of the aggregate number of common shares issued and outstanding as of the Effective Date of the SEPA , which could adversely impact our ability to fund our operations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold the Special Meeting. The presence, by attendance or by proxy, of the holders of one-third in voting power of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were [     ] shares of Common Stock outstanding and entitled to vote. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum.
Thus, the holders of [    ] shares of Common Stock must be present or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, dealer or other agent) or if you vote online during the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chair of the Special Meeting or the holders of a majority of shares of our Common Stock present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1:
THE SHARE ISSUANCE PROPOSAL
Standby Equity Purchase Agreement
On December 17, 2024, ConnectM Technology Solutions, Inc., a Delaware corporation (“ConnectM” or the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”). Capitalized terms used herein, but not otherwise defined, have the meaning ascribed to such terms in the SEPA, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 23, 2024.
Pursuant to the SEPA, the Company has the right to sell to the Investor up to $25 million of its shares of common stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Sales of the shares of common stock to the Investor under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of common stock to the Investor under the SEPA except in connection with notices that may be submitted by the Investor, in certain circumstances as described below.
Upon the satisfaction of the conditions to the Investor’s purchase obligation set forth in the SEPA, including having a registration statement registering the resale of the shares of common stock issuable under the SEPA declared effective by the SEC, the Company will have the right, but not the obligation, from time to time at its discretion until the SEPA is terminated to direct the Investor to purchase a specified number of shares of common stock (“Advance”) by delivering written notice to the Investor (“Advance Notice”). While there is no mandatory minimum amount for any Advance, it may not exceed an amount equal to 100% of the average of the daily traded amount during the five consecutive trading days immediately preceding an Advance Notice.
Pre-Paid Advances.   Subject to the satisfaction of the conditions set forth in the SEPA, the Investor shall advance to the Company the principal amount of $4,500,000 (the “Pre-Paid Advance”), which shall be evidenced by convertible promissory notes in two tranches. The first tranche of the Pre-Paid Advance shall be in a principal amount of $2,500,000 and was advanced on the Effective Date of the SEPA, and the second tranche of the Pre-Paid Advance shall be in a principal amount of $2,000,000 and shall be advanced on the second trading day after the later of (i) the registration statement becoming effective and (ii) the Company’s receipt of shareholder approval to issue common stock in excess of the Exchange Cap (as defined below). With respect to each Pre-Paid Advance, the Investor shall advance to the Company the principal amount of the applicable tranche, less a discount equal to 8% of the principal amount of such tranche netted from the purchase price due and structured as an original issue discount.
Advances.   Upon the terms and subject to the conditions of the SEPA (i) the Company has the right, but not the obligation, to issue and sell to the Investor, common stock by the delivery to the Investor of Advance Notices, and (ii) for as long as there is a balance outstanding under a Promissory Note, the Investor has the right, but not the obligation, to cause the issuance and sale of shares of common stock to the Investor pursuant to an Advance, on the following terms:
(a)   Advance Notice.   The Company may require the Investor to purchase shares by delivering an Advance Notice to the Investor, subject to the satisfaction or waiver by the Investor of the conditions set forth in the SEPA , and in accordance with the following provisions:
(i)   The Company shall select the number of Advance Shares, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor.
(ii)   For so long as any amount remains outstanding under a Promissory Note, the Company may only submit an Advance Notice to make Advance Repayments (as defined in the Promissory Note) under the Promissory Note.
(b)   Investor Notice.   At any time that there is a balance remaining outstanding under a Promissory Note, the Investor may cause an Advance Notice to be deemed delivered to the Investor and the issuance and sale of shares of common stock to the Investor pursuant to an Advance, in accordance with the following provisions:
(i)   The Investor shall select the amount of the Advance up to the Maximum Advance Amount; provided that the amount of the Advance selected shall not exceed the balance owed under all Promissory Notes outstanding.
(ii)   The Purchase Price of the shares of common stock shall be equal to the Conversion Price (as defined in the Promissory Note) that would be applicable to the amount of the Advance selected by the Investor if such amount were to be converted as of the date of delivery of the Investor Notice in accordance with the terms and conditions of the Promissory Note. The Investor shall pay the Purchase Price for the shares of common stock by offsetting the amount of the Purchase Price to be paid by the Investor against an equal amount outstanding under a Promissory Note (first towards accrued and unpaid interest, if any, then towards principal).
(iii)   Each Investor Notice shall set forth the amount of the Advance requested, the Purchase Price along with a report by Bloomberg L.P. indicating the relevant VWAP used in calculating the Conversion Price, the number of Shares to be purchased by the Investor, the aggregate amount of accrued and unpaid interest under the subject Promissory Note (if any) that shall be offset by the issuance of shares of common stock, the aggregate amount of principal of the Promissory Note that shall be offset by the issuance of shares of common stock, and the total amount of the applicable Promissory Note or Promissory Notes that shall be outstanding following the closing of the Advance.
Ownership Limitation.   Notwithstanding anything herein to the contrary, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any common stock under the SEPA which, when aggregated with all other common stock beneficially owned by the Investor and its Affiliates, would result in the beneficial ownership by the Investor and its Affiliates (on an aggregated basis) of a number of shares of common stock exceeding 4.99% of the then outstanding voting power or number of common shares. In addition, in no event shall an Advance exceed the number of common shares registered in respect of the transactions contemplated hereby under the registration statement then in effect.
Exchange Cap.   Notwithstanding anything to the contrary herein, the Investor shall not have the obligation to purchase common shares under the SEPA to the extent that after giving effect to such purchase and sale the aggregate number of common shares issued under the SEPA would exceed 19.99% of the aggregate number of common shares issued and outstanding as of the Effective Date of the SEPA (such maximum number of shares, the “Exchange Cap”) provided that, the Exchange Cap will not apply if the Company’s stockholders have approved the issuance of common shares in excess of the Exchange Cap.
Participation Rights.   For the twelve (12) months following the date of the SEPA, the Company shall not enter into or effect certain financing transactions unless the Company provides the Investor with the opportunity to exercise its right to participate therein.
Payment Rights.   For as long as any Promissory Note is outstanding the Company has certain prepayment obligations to the Investor if it enters into certain financing transactions or receives certain cash disbursements.
Minimum Cash Requirement.   For so long as any Promissory Note is outstanding, the Company shall maintain a minimum cash balance in an amount equal to the lesser of (a) $2,000,000 and (b) the sum of the next three (3) Installment Amounts (as defined in the Promissory Notes) coming due under the Promissory Notes.
Commitment Fees.   The Company has paid the Investor or its designee a structuring fee in the amount of $25,000, and the Company is obligated to pay a commitment fee in an amount equal to 1.5% of the Commitment Amount (the “Commitment Fee”) of which (a) one-half of the Commitment Fee was paid within three trading days of the date of the SEPA by the issuance to the Investor of such number of common shares that is equal to one-half of the Commitment Fee divided by the closing price of the common shares as of the trading day immediately prior to the date of the SEPA, and (b) the remaining one-half of the Commitment Fee shall be paid on the six-month anniversary of the date of the SEPA and shall be paid in cash (or by way of an Advance).
Termination.   The SEPA will automatically terminate on the earliest to occur of (i) the first day of the month following the 36-month anniversary of the date of the SEPA or (ii) the date on which the Investor shall have made payment of Advances pursuant to the SEPA for shares of common stock equal to the Commitment Amount. The Company has the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to the Investor, provided that there are no outstanding Advance Notices for which shares of common stock need to be issued and the Company has paid all amounts owed to the Investor pursuant to the Promissory Notes. The Company and the Investor may also agree to terminate the SEPA by mutual written consent. Neither the Company nor the Investor may assign or transfer their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived other than by an instrument in writing signed by both parties.
Representations, Warranties and Conditions.   The SEPA contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.
Net Proceeds.   The net proceeds under the SEPA to the Company will depend on the frequency and prices at which the Company sells its shares of common stock to the Investor. The Company expects that any proceeds received from such sales to the Investor will be used for working capital and general corporate purposes.
Accordingly, a total of 25,000,000 shares of Common Stock are issuable pursuant to the SEPA (collectively, the “Shares”). On December 20, 2024, the Company issued 264,457 of the Shares to the Investor.
The Proposal
This is a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 25,000,000 shares of Company Common Stock that are issuable to YA II PN, LTD, pursuant to the Standby Equity Purchase Agreement dated as of December 17, 2024 (the “SEPA”) by and between the Company and YA II PN, LTD. (the “Shares”)(“Proposal 1” or the “Share Issuance Proposal”).
Why We Need Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
The issuance of the Shares would not constitute a public offering under the Nasdaq Listing Rules. In addition, immediately prior to the execution of the SEPA, we had 21,164,057 shares of Common Stock issued and outstanding. Therefore, the issuance of up to 25,000,000 Shares would constitute greater than 20% of the shares of common stock outstanding immediately prior to the execution of the SEPA. Moreover, the Conversion Price is a price that may be less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the SEPA; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the SEPA.
Accordingly, stockholder approval is required as the issuance of the Shares does not constitute a public offering under the Nasdaq Listing Rules and the previously described pricing conditions are not met.

Dilution and Potential Adverse Impact of Approval of the Share Issuance Proposal
The issuances of the Shares, will result in an increase in the number of shares of Common Stock outstanding and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.
Potential Effects of Non-Approval of this Proposal
The Company is not seeking the approval of stockholders to authorize its entry into the transaction described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Share Issuance Proposal is not approved at the Special Meeting, then the Investor shall not have the obligation to purchase common shares under the SEPA to the extent that after giving effect to such purchase and sale the aggregate number of common shares issued under the SEPA would exceed 19.99% of the aggregate number of common shares issued and outstanding as of the Effective Date of the SEPA, which could adversely impact our ability to fund our operations.
Vote Required
The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal in accordance with Nasdaq Listing Rule 5635-3(e). Abstentions will have no effect on the proposal. We have been advised by the NYSE that this Proposal 1 is considered “non-routine” under NYSE rules, and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

PROPOSAL 2
THE REVERSE STOCK SPLIT PROPOSAL
The Proposal
Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Certificate of Incorporation to authorize our Board to effect the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-five (1:5) to one-for-eight (1:8) (the “Approved Split Ratios”), with such ratio to be determined at the sole discretion of the Board. A vote for this Proposal 2 will constitute approval of the Reverse Stock Split that, once authorized by the Board and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between 5 and 8 shares of our common stock into one share of our common stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding.
Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment set forth in Appendix A of this Proxy Statement to effect the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Special Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split.
If adopted and approved by the holders of our outstanding voting securities, the Reverse Stock Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Special Meeting. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
Purpose and Rationale for the Reverse Stock Split
Avoid Delisting from Nasdaq.   Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) for continued listing on Nasdaq requires that companies must maintain a minimum bid price of $1.00. If a company’s bid price is below $1.00 for a period of 30 consecutive business days, it is deemed non-compliant with the Bid Price Rule until it maintains a bid price of $1.00 or more for ten consecutive business days (or longer, at Nasdaq’s discretion).
Our Board believes that the Reverse Stock Split is necessary to maintain our listing on The Nasdaq Global Market and maintain compliance with the Bid Price Rule. Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an OTC market. Many investors likely would not buy or sell our common stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.
Other reasons.   The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Stock Split could help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.
Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Risks of the Proposed Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq’s Bid Price Rule.
If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Bid Price Rule. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.
A decline in the market price of our common stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.
If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.
The proposed Reverse Stock Split may decrease the liquidity of our common stock.
The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.
Determination of the Ratio for the Reverse Stock Split
If Proposal 2 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-five (1:5) or exceed a ratio of one-for-eight (1:8). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, the effect of the Approved Split Ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of the date of this Proxy Statement, after completion of the Reverse Stock Split, we will have between 10 and 50 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.
Principal Effects of the Reverse Stock Split
After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split.
After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our common stock.
Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “CNTM”.
Effect on Outstanding Derivative Securities
The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of March    , 2025, and are on a pre-Reverse Stock Split basis), including:
•
[•] shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $[•] per share;

•
[•] shares of our common stock issuable upon exercise of outstanding warrants with a weighted-average exercise price of $[•] per share; and

•
[•] shares of our common stock that are reserved for equity awards that may be granted under our equity incentive plans.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.
Effect on Equity Incentive Plans
As of March    , 2025, we had [•] and [•] shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2019 Equity Incentive Plan and 2023 Equity Incentive Plan, respectively. Pursuant to the terms of the 2019 Equity Incentive Plan and 2023 Equity Incentive Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2019 Equity Incentive Plan and 2023 Equity Incentive Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2019 Equity Incentive Plan and 2023 Equity Incentive Plan will be similarly adjusted.
Effective Date
The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 2. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.
Treatment of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.
Record and Beneficial Stockholders
If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of common stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 2 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.
Material Federal U.S. Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.
A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
Votes Required
Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.
Pursuant to the DGCL Change, approval and adoption of this Proposal 2 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 2. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 2.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 3
THE ADJOURNMENT PROPOSAL
The Proposal
This is a proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, (ii) to approve the Reverse Stock Split Proposal or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 3” or the “Adjournment Proposal”).
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date.
Required Vote
The Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our capital stock as of March    , 2025 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in a footnote to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
Applicable percentages are based on [        ] shares of our Common Stock outstanding on March    , 2025, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is care of: ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Directors and Executive Officers of ConnectM
Bala Padmakumar(2)	2,250,000	7.7
Bhaskar Panigrahi(6)	3,968,145	13.6
Girish Subramanya	431,775	1.5
Kevin Stateham(3)	24,967	*
Mahesh Choudhury(4)	259,768	*
Gautam Barua	—
Kathy Cuocolo	25,000	*
Stephen Markscheid	25,000	*
All directors and executive officers of ConnectM as a group (eight individuals)
Five Percent Holders of ConnectM:
Bala Padmakumar(2)	1,625,000	5.6
Bhaskar Panigrahi(6)	3,968,145	13.6

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following individuals is c/o ConnectM Technology Solutions, Inc., 2 Mount Royal Ave., Suite 550, Marlborough, MA 01752.

(2)
Monterrey Acquisition Sponsor, LLC, (“MAS”), is the record holder of the securities reported herein. Bala Padmakumar is the managing member of MAS. Mr. Padmakumar shares voting and dispositive power over the founder shares held by MAS and may be deemed to beneficially own such shares. Bala Padmakumar, Daniel Davis, and Vivek Soni are each members of MAS. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The post-business combination shares includes 3,040,000 shares issuable pursuant to warrants that will be exercisable following the business combination.

(3)
Consists of 24,967 shares issuable pursuant to stock options exercisable within 60 days of the date hereof.

(4)
Includes 77,798 shares issuable pursuant to stock options exercisable within 60 days of the date hereof.

(6)
Consists of (i) 3,585,660 shares held by Avanti Holdings LLC, (ii) 254,647 shares held by Mr. Panigrahi and (iii) 127,838 shares held by Southwood Partners LP. Mr. Panigrahi is a controlling equityholder of Avanti Holdings LLC and Southwood Partners LP. Therefore, Mr. Panigrahi may be deemed to have voting power and dispositive power over the shares held by Avanti Holdings LLC and Southwood Partners LP.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are ConnectM stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate materials, please notify your broker or ConnectM. Direct your written request to the attention of the Secretary of ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ADDITIONAL FILINGS
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website https://www.connectm.com and click on “SEC Filings” under the “Investors” heading. Copies of our SEC filings, are also available without charge to stockholders by contacting the Secretary of ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.

APPENDIX A
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF CONNECTM TECHNOLOGY SOLUTIONS, INC.
CONNECTM TECHNOLOGY SOLUTIONS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   The name of the Corporation is ConnectM Technology Solutions, Inc. The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 12, 2024 (the “Certificate of Incorporation”).
SECOND:   ARTICLE IV, SECTION 4.1 of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:
“Reverse Stock Split.   As of 4:01 p.m. Eastern Time on [     ] (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [     ] ([      ]) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”
THIRD:   The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [   ]th day of [        ], 202[   ].
CONNECTM TECHNOLOGY SOLUTIONS, INC.
By:	Name: Bhaskar Panigrahi Name: Chief Executive Officer

A-1

ANNEX A
PROXY CARD
ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
SPECIAL MEETING OF STOCKHOLDERS
[        ], 2025
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
ConnectM Technology Solutions, Inc.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
[        ], 2025
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [        ], 2025, in connection with the Special Meeting to be held at 9:00 a.m. ET on [        ], 2025 at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112.
The undersigned hereby appoints each of Bhaskar Panigrahi and Mahesh Choudhury, either of whom may act, as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, par value $0.0001 per share, of ConnectM Technology Solutions, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE VOTED ON AT THE SPECIAL METING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS. This notice of meeting, the accompany proxy statement and proxy card will be available at https://www.cstproxy.com/ connectm/[2025].

PROPOSAL 1. The Share Issuance Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 25,000,000 shares of Common Stock that are issuable to YA II PN, LTD, pursuant to the Standby Equity Purchase Agreement dated as of December 17, 2024 by and between the Company and YA II PN, LTD.
For ☐	Against ☐	Abstain ☐
PROPOSAL 2. The Reverse Stock Split Proposal — To approve an amendment to the Company’s Second Amended and Restate Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-8, with such ratio to be determined at the sole discretion of the board of directors of the Company and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.
For ☐	Against ☐	Abstain ☐
PROPOSAL 3. The Adjournment Proposal — To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.
For ☐	Against ☐	Abstain ☐
Dated:        , 2025

Stockholder Signature
Dated:        , 2025

Stockholder’s Signature

Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO
CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.